UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2004

Open Solutions Inc.

(Exact name of registrant as specified in charter)

Delaware	000-02333	22-3173050
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 652-3155

Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

     On February 25, 2004, Open Solutions Inc. announced its financial results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2004	OPEN SOLUTIONS INC.

	By:	/s/ Carl D. Blandino

Carl D. Blandino
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 25, 2004